Exhibit 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of the InterDigital Communications Corporation Savings and Protection Plan (the “Plan”) on Form 11-K for fiscal the year ended December 31, 2002 (the “Report”) as filed with the Securities and Exchange Commission on the date hereof, I, Howard E. Goldberg, President and Chief Executive Officer of InterDigital Communications Corporation (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

Date: June 30, 2003	/s/ Howard E. Goldberg
Howard E. Goldberg President and Chief Executive Officer

*	A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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